UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2010

Harley-Davidson Customer Funding Corp.

(Sponsor and Depositor)

Harley-Davidson Motorcycle Trust 2010-1

(Issuing Entity)

Delaware	333-157910-05	38-6933101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware	19890-1605
(Address of principal executive offices)	(Zip Code)

(302) 636-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On November 23, 2010, Harley-Davidson Motorcycle Trust 2010-1 (the “Trust”) issued $130,000,000 of 0.31325% Class A-1 Motorcycle Contract Backed Notes (the “Class A-1 Notes”), $182,000,000 of 0.83% Class A-2 Motorcycle Contract Backed Notes (the “Class A-2 Notes”), $148,000,000 of 1.16% Class A-3 Motorcycle Contract Backed Notes (the “Class A-3 Notes”), $77,610,000 of 1.53% Class A-4 Motorcycle Contract Backed Notes (the “Class A-4 Notes”), $25,820,000 of 1.99% Class B Motorcycle Contract Backed Notes (the “Class B Notes”), and $36,570,000 of 2.59% Class C Motorcycle Contract Backed Notes (the “Class C Notes”).  The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes were offered and sold pursuant to the Prospectus dated November 15, 2010 and Prospectus Supplement dated November 17, 2010 filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5), each relating to registration statement number 333-157910.

Final execution copies of the agreements listed below as exhibits to this Current Report on Form 8-K are being filed to satisfy certain undertakings to file copies of certain agreements executed in connection with the issuance of the above-described notes.

Item 9.01.              Financial Statements and Exhibits

(a)        Financial Statements: None

(b)        Pro Forma Financial Information: None

(c)        Not applicable

(d)        Exhibits:

Exhibit No.	Document
4.1	Trust Agreement dated as of October 1, 2010 between Harley-Davidson Customer Funding Corp. (“CFC”) and Wilmington Trust Company
4.2	Indenture dated as of November 1, 2010 between the Trust and The Bank of New York Mellon Trust Company, N.A. (the “Indenture Trustee”)
10.1	Transfer and Sale Agreement dated as of November 1, 2010 between Harley-Davidson Credit Corp. (“HDCC”) and CFC
10.2	Sale and Servicing Agreement dated as of November 1, 2010 among the Trust, CFC, HDCC, and the Indenture Trustee
10.3	Administration Agreement dated as of November 1, 2010 among the Trust, HDCC, CFC and the Indenture Trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

By:	/s/ James Darrell Thomas
Name: James Darrell Thomas
Title: Vice President, Treasurer and Assistant Secretary

November 24, 2010

EXHIBIT INDEX

Exhibit No.	Document
4.1	Trust Agreement dated as of October 1, 2010 between Harley-Davidson Customer Funding Corp. (“CFC”) and Wilmington Trust Company
4.2	Indenture dated as of November 1, 2010 between the Trust and The Bank of New York Mellon Trust Company, N.A. (the “Indenture Trustee”)
10.1	Transfer and Sale Agreement dated as of November 1, 2010 between Harley-Davidson Credit Corp. (“HDCC”) and CFC
10.2	Sale and Servicing Agreement dated as of November 1, 2010 among the Trust, CFC, HDCC, and the Indenture Trustee
10.3	Administration Agreement dated as of November 1, 2010 among the Trust, HDCC, CFC and the Indenture Trustee